                                                                  EXHIBIT 10(nn)

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         The Employment Agreement by and between FLEET FINANCIAL GROUP, INC. (now FleetBoston Financial Corporation), a Rhode Island Corporation (the "Company"), and Henrique Meirelles (the "Executive"), dated as of March 14, 1999 as amended effective as of March 14, 2000 (the "Agreement"), is hereby further amended, effective as of April 22, 2002, as set forth below.

         The following is hereby added at the end of Section 10(a) of the
Agreement:

         Notwithstanding the above, the Executive may designate a beneficiary who will be entitled to any portion of the payments under Section 5
         (a)(i) to which the Executive is entitled in the event of his death. The beneficiary may be designated or changed by the Executive (without the consent of any prior beneficiary) on a form provided by the Company and delivered to the Company before his death. If no such beneficiary shall have been designated, or if no designated beneficiary shall survive the Executive, such payments , if not previously paid, shall be paid to the Executive's estate.

         IN WITNESS WHEREOF, the Executive and the Company have caused this Amendment to the Agreement to be entered into, as of the day and year as set forth above.

                                             /s/ HENRIQUE MEIRELLES
                                             --------------------------
                                             Executive Signature

                                             FLEETBOSTON FINANCIAL CORP.

                                             /s/ M. ANNE SZOSTAK
                                             --------------------------
                                             By: M. Anne Szostak

                                             Title: Executive Vice President